Gains on Derivatives	12 Months Ended
Jun. 30, 2018
Gains (losses) on change in fair value of derivatives [abstract]
Gains on Derivatives
GAINS ON DERIVATIVES
Gains on derivatives include the fair value movements of derivatives which have not been designated as hedging instruments for hedge accounting purposes, the amortisation of day one gains and losses for derivatives and the hedging ineffectiveness. The day one adjustment arises from the difference between the contract price and market price on the day of the transaction.

	US dollar
Figures in million	2018	2017	2016

Derivative gain[1]	11	81	30
Hedge ineffectiveness	—	1	—
Day one loss amortisation	(3)	(7)	—

Total gains on derivatives	8	75	30

[1] Relates primarily to foreign exchange collars (refer to note 20).